POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby makes, constitutes and appoints each of R. Jay Gerken, Robert I. Frenkel, Thomas C. Mandia and Michael Kocur, with full power to act without the other, as his or her agent and attorney-in-fact for the purpose of executing in his or her name, in his or her capacity as a Trustee, Legg Mason Partners Investment Trust (the “Trust”) registration statements on Form N-14 (including amendments thereto), with respect to the Legg Mason Partners Large Cap Growth Fund, a series of the Trust, to be filed with the United States Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and the rules and regulations promulgated thereunder.

All past acts of an attorney-in-fact in furtherance of the foregoing are hereby ratified and confirmed.

This Power of Attorney may be executed in multiple counterparts, each of which shall be deemed an original, but which taken together shall constitute one instrument.

This power of attorney shall be valid from the date hereof until revoked by me.

IN WITNESS WHEREOF, I have executed this instrument as of the 3rd day of July, 2006.

R. Jay Gerken	Trustee and Chairman of the Board	July , 2006

Dwight B. Crane	Trustee	July , 2006

/s/ Burt N. Dorsett Burt N. Dorsett	Trustee	July 3, 2006

Elliot S. Jaffe	Trustee	July , 2006

Stephen E. Kaufman	Trustee	July , 2006

Cornelius C. Rose	Trustee	July , 2006

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby makes, constitutes and appoints each of R. Jay Gerken, Robert I. Frenkel, Thomas C. Mandia and Michael Kocur, with full power to act without the other, as his or her agent and attorney-in-fact for the purpose of executing in his or her name, in his or her capacity as a Trustee, Legg Mason Partners Investment Trust (the “Trust”) registration statements on Form N-14 (including amendments thereto), with respect to the Legg Mason Partners Large Cap Growth Fund, a series of the Trust, to be filed with the United States Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and the rules and regulations promulgated thereunder.

All past acts of an attorney-in-fact in furtherance of the foregoing are hereby ratified and confirmed.

This Power of Attorney may be executed in multiple counterparts, each of which shall be deemed an original, but which taken together shall constitute one instrument.

This power of attorney shall be valid from the date hereof until revoked by me.

IN WITNESS WHEREOF, I have executed this instrument as of the 6th day of July, 2006.

R. Jay Gerken	Trustee and Chairman of the Board	July , 2006
Dwight B. Crane	Trustee	July , 2006

Burt N. Dorsett	Trustee	July , 2006

Elliot S. Jaffe	Trustee	July , 2006

/s/ Stephen E. Kaufman	Trustee	July 6, 2006

Stephen E. Kaufman

Cornelius C. Rose	Trustee	July , 2006

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby makes, constitutes and appoints each of R. Jay Gerken, Robert I. Frenkel, Thomas C. Mandia and Michael Kocur, with full power to act without the other, as his or her agent and attorney-in-fact for the purpose of executing in his or her name, in his or her capacity as a Trustee, Legg Mason Partners Investment Trust (the “Trust”) registration statements on Form N-14 (including amendments thereto), with respect to the Legg Mason Partners Large Cap Growth Fund, a series of the Trust, to be filed with the United States Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and the rules and regulations promulgated thereunder.

All past acts of an attorney-in-fact in furtherance of the foregoing are hereby ratified and confirmed.

This Power of Attorney may be executed in multiple counterparts, each of which shall be deemed an original, but which taken together shall constitute one instrument.

This power of attorney shall be valid from the date hereof until revoked by me.

IN WITNESS WHEREOF, I have executed this instrument as of the 5th day of July, 2006.

/s/ R. Jay Gerken R. Jay Gerken	Trustee and Chairman of the Board	July 5, 2006

/s/ Dwight B. Crane Dwight B. Crane	Trustee	July 5, 2006

Burt N. Dorsett	Trustee	July , 2006

/s/ Elliot S. Jaffe Elliot S. Jaffe	Trustee	July 5, 2006

Stephen E. Kaufman	Trustee	July , 2006

/s/ Cornelius C. Rose Cornelius C. Rose	Trustee	July 5, 2006